CONESTOGA FUNDS

                       Statement of Additional Information
                              Dated October 1, 2002

                         Supplement dated June 18, 2003

Please replace the section entitled "Code of Ethics" on page 31 with the following:

Each of Conestoga Funds and Conestoga Capital Advisors, LLC (the "Adviser") has adopted a Code of Ethics to which all access persons (including all investment personnel) of the Conestoga Small Cap Fund (the "Fund") and the Adviser must conform. Access persons are permitted to invest in securities for their own account, including securities that the Fund may purchase and hold. They must refrain, however, from certain trading practices, such as acquiring equity securities in an initial public offering without obtaining prior approval, executing personal securities transactions in a security on the same day the Fund has a pending buy or sell order in the same security, and purchasing or selling a security in a personal transaction without first pre-clearing the trade with the Adviser's Review Officer. In addition, all access persons are required to report their personal investment activities on a regular basis. Violations of the Codes of Ethics can result in penalties, suspension, or termination of employment.

 Please keep this Supplement with your Statement of Additional Information for future reference.